UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2009

PlanetOut Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50879 (Commission File Number)	94-3391368 (IRS Employer Identification No.)

1355 Sansome Street, San Francisco CA	94111
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (415) 834-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     PlanetOut Inc. (the “Company” or “PlanetOut”) issued a joint press release (“Press Release”) announcing that the Company entered into a definitive merger agreement on January 8, 2009 regarding a proposed business combination with Here Networks LLC and Regent Entertainment Media Inc. A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated herein by reference. A copy of a communication by PlanetOut to its employees is attached to this report as Exhibit 99.2 and is also incorporated herein by reference. PlanetOut intends to file an additional report on Form 8-K under which the Company will make the disclosures required by Item 1.01 relating to the proposed business combination.
IMPORTANT MERGER INFORMATION
     In addition to the historical information contained herein, this filing (including Exhibits 99.1 and 99.2) contains forward-looking statements, including statements regarding the proposed business combination, the timing thereof and the potential synergies resulting from the transaction, as well as statements containing the words “believes,” “anticipates,” “expects,” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the companies to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the timing of regulatory and stockholder approvals, the limited operating history and variability of operating results of the parties to the transaction; competition; timing of product launches; success of marketing efforts; and dependence on technology infrastructure, cable and satellite operators, and the Internet.
     Nothing in this filing (including Exhibits 99.1 and 99.2) shall constitute a solicitation to buy or an offer to sell shares of Here Media Inc., the new public company referenced in the Press Release and the Employee Communication. The offer and sale of such shares in the transaction will only be made pursuant to an effective registration statement. Stockholders are urged to read the Proxy Statement/Prospectus that will be included in the registration statement on Form S-4 concerning this transaction to be filed with the Securities and Exchange Commission because it will contain important information. Investors will be able to obtain this document when filed for free from the SEC’s web site at www.sec.gov or from PlanetOut by contacting its corporate secretary.
     PlanetOut and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from PlanetOut’s stockholders with respect to the proposed transaction. Information regarding PlanetOut and its directors and executive officers is included in its annual report on Form 10-K filed with the SEC on March 11, 2008 and in other public filings made from time to time with the SEC, which are available on the SEC’s website. More detailed information regarding the identity of potential participants and their direct or indirect interests in the transaction, by securities holdings or otherwise, will be set forth in the registration statement and Proxy Statement/Prospectus and other documents to be filed with the SEC in connection with the proposed transaction.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by PlanetOut on January 8, 2009.

99.2	Employee Communication dated January 8, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PlanetOut Inc.
Date: January 8, 2009	By:	/s/ Karen Magee
Karen Magee
Chief Executive Officer